WBC-                [WASHINGTON BANKING COMPANY LOGO]             SHARES


  COMMON STOCK                                          COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             AND A STATEMENT AS TO THE RIGHTS,
                                             PREFERENCES AND PRIVILEGES OF, AND
                                             RESTRICTIONS ON SHARES

INCORPORATED UNDER THE LAWS                          CUSIP 937303 10 5
OF THE STATE OF WASHINGTON


THIS CERTIFIES THAT




IS THE OWNER OF

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF


                           WASHINGTON BANKING COMPANY


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




                                     [SEAL]


    [SIGNATURE]                                               [SIGNATURE]
     President                                                 Secretary


                                           Countersigned and Registered
                                           U.S. STOCK TRANSFER CORPORATION
                                                (Glendale, California)
                                                    Transfer Agent and Registrar
                                                 By
                                                    ----------------------------
                                                         Authorized Officer
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                           Washington Banking Company

     This certificate evidences shares of Common Stock of the Corporation. Other classes of shares of the Corporation are, and may in the future be authorized and outstanding, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The Corporation will furnish to any shareholder upon written request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of the subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                     UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT - as tenants by the entireties                                 under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN  - as joint tenants with right of                                           (State)
               survivorship and not as tenants
               in common

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
|                                    |
|                                    |
|____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                                       _________________________________________
                                       NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By _______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.